UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                       Date of Report: September 30, 2010


                             MOMENTUM BIOFUELS, INC.
                          ---------------------------
             (Exact name of registrant as specified in its charter)



            Colorado                       000-50619                       84-1069035
-------------------------------      ----------------------       ----------------------------
(State or other jurisdiction of        (Commission File           (IRS Employer Identification
         incorporation)                     Number)                         Number)


               7450 West 52nd Ave., Suite M-115, Arvada, CO 80002
              ----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



                                 (303) 305-0325
                                ----------------
               Registrant's telephone number, including area code


                    ----------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                 SECTION 5 - CORPORATE GOVERANCE AND MANAGEMENT

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Director Resignation

Effective  on  November  1, 2009,  Mr.  David M. Fick,  a director  of  Momentum
BioFuels, Inc. (the Registrant) submitted his resignation from the Board of Directors, effective November 1, 2009.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                         MOMENTUM BIOFUELS, INC.


                                         By:  /s/ George Sharp
                                              ----------------------------------
                                              George Sharp, Chief Executive
                                              Officer


                                         Date: October 1, 2010